UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 18, 2014

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.

On March 18, 2014, Tonix Pharmaceuticals Holding Corp. (the “Company”), through a wholly owned subsidiary, Tonix Pharmaceuticals (Barbados) Ltd, entered into an asset purchase agreement (the “Starling Agreement”) with Starling Pharmaceuticals, Inc. (“Starling”) and an asset purchase agreement (the “Leder Agreement” and together with the Starling Agreement, the “Agreements”) with Leder Laboratories, Inc. (“Leder”). Seth Lederman, the Company’s Chairman and Chief Executive Officer, is the Chairman, CEO and majority owner (through majority-owned entities) of Starling and Leder.

Pursuant to the Starling Agreement, the Company acquired from Starling rights to a United States patent application for radio- and chemo-protective agents and related intellectual property rights, in exchange for $125,000 and 25,000 shares of the Company’s common stock, par value $.001 per share (“Common Stock”).

Pursuant to the Leder Agreement, the Company acquired from Leder rights to a United States patent application for novel smallpox vaccines and related intellectual property rights, in exchange for $125,000 and 25,000 shares of Common Stock.

The radio- and chemo-protective technology relates to proprietary forms of a small molecular pharmaceutical agent, which is believed to protect against ionizing radiation after oral administration. The smallpox vaccine technology relates to proprietary forms of live vaccinia vaccines which may be safer than ACAM2000, which is the only currently available replication competent, live vaccinia vaccine to protect against smallpox disease. The Company believes these technologies, after further development, may be of interest to biodefense agencies in the United States and other countries. The Company is currently developing TNX-102 SL for the management of post-traumatic stress disorder, which is an indication that is relevant to biodefense.

The foregoing description of the terms of the Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Agreements, which are filed herewith as Exhibits 10.01 and 10.02 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.01	Asset Purchase Agreement, between Tonix Pharmaceuticals Holding Corp. and Starling Pharmaceuticals, Inc., dated March 18, 2014

10.02	Asset Purchase Agreement, between Tonix Pharmaceuticals Holding Corp. and Leder Laboratories, Inc., dated March 18, 2014

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: March 21, 2014	By: /s/ SETH LEDERMAN
Seth Lederman
Chief Executive Officer